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                                                                   EXHIBIT 10.2

                       UNITED STATES FILTER CORPORATION

                      1991 EMPLOYEE STOCK OPTION PLAN(1)

  1. Purpose. The United States Filter Corporation 1991 Employee Stock Option Plan (the "Plan") is hereby established to grant to officers, directors and key employees of United States Filter Corporation and its Subsidiaries (individually and collectively, the "Company") a favorable opportunity to acquire Common Stock of United States Filter Corporation (the "Stock"), and to create an incentive for such persons to remain in the employ of the Company and to contribute to its success.

  As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meaning set forth in Sections 425(e) and (f) of the Code.

  2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall determine the meaning and application of the provisions of the Plan and all option agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. The Committee may not grant an option to any member of the Committee. An option may be granted to a member of the Committee only by action of the Board of Directors of the Company. Subject to the provisions of the Plan, the Committee shall have the sole authority to determine:

    (a) The persons to whom options to purchase Stock shall be granted;

    (b) The number of options to be granted to each person;

    (c) The price to be paid for the Stock upon the exercise of each option;

    (d) The period within which each option shall be exercised; and

    (e) The terms and conditions of each stock option agreement entered into between the Company and persons to whom the Company has granted an option.

  3. Eligibility. Officers, directors and key employees of the Company, as determined by the Committee, shall be eligible to receive grants of options under the Plan.

  4. Stock Subject to Plan. There shall be reserved for issue upon the exercise of options granted under the Plan 600,000 shares of Common Stock of the number of shares of Stock, which, in accordance with the provisions of
Section 9 hereof, shall be substituted therefor. Such shares may be authorized but unissued shares or treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan.

  5. Terms of Options

    (a) Incentive Stock Options. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in
  Section 422A of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:
- --------
(1) As amended through September 28, 1992.

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      (1) Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Committee at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Committee authorizes the grant of an option hereunder or any later date specified by the Committee. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of Stock sold on a national stock exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) if the Stock is not listed on any national stock exchange on the date the option is granted, the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, that price determined by the Committee to be fair market value, based upon such evidence as it may think necessary or desirable.

      (2) Period of Option. The period or periods within which an option may be exercised shall be determined by the Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted, nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

      (3) Payment for Stock. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no employee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

      (4) Limitation on Amount. Subject to the overall limitations of
    Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Parent or Subsidiaries) shall not exceed $100,000.

    (b) Nonqualified Stock Options. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

      (1) Option Exercise Price. The exercise price to be paid for each share of Stock upon the exercise of an option shall be determined by the Committee at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Committee authorizes the grant of an option hereunder or any later date specified by the Committee. Fair market value of the shares shall be (i) the mean of the high and the low prices of shares of Stock sold on a national stock exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) if the Stock is not listed on a national stock exchange on the date the option is granted the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, that price determined by the Committee to be fair market value, based upon such evidence as it may think necessary or desirable.
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      (2) Period of Option. The period or periods within which an option may be exercised shall be determined by the Committee at the time the option is granted, but shall in no event exceed ten years from the date the option is granted.

      (3) Payment for Stock. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The Committee may provide that the option exercise price be payable, at the election of the holder of the option, with the consent of the Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no employee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

  6. Nontransferability. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

  7. Termination of Employment. Upon termination of the optionee's employment, except as the Committee shall otherwise authorize at the time of grant and any time thereafter, his rights to exercise options then held by him shall be only as follows:

    (a) Death or Disability. Upon the death of any person holding options granted under this Plan, his options shall be exercisable, by the holder's representative or by the person entitled thereto under his will or the laws of intestate succession, only if and to the extent they are exercisable on the date of his death, and such options shall terminate twelve months after the date of his death (or such shorter period as the Committee may prescribe in his option agreement). Upon the disability (within the meaning of Section 105(d)(4) of the Code) of an optionee his options shall be exercisable only if and to the extent they are exercisable on the date of his disability, and such options shall terminate twelve months after the date of his disability (or such shorter period as the Committee may prescribe in his option agreement). However, in no event shall any option be exercised more than ten years from the date the option was granted.

    (b) Retirement. Upon the retirement of an officer, director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Committee) or if any officer, director, employee or non-employee optionee leaves the Company, a Parent or a Subsidiary, for any reason other than as set forth in Section 7(a), 7(c) or 7(d) hereof, his options shall be exercisable only if and to the extent they are exercisable on the date of his retirement or cessation of services and such options shall terminate three months after the date of his retirement or cessation of services as the case may be (or such shorter period as the Committee may prescribe in his option agreement). The optionee's option shall terminate upon the expiration of such period unless the holder of the options dies prior thereto, in which event he shall be deemed to have died on the date of his retirement or cessation of services; provided, however, in no event shall such options be exercised more than ten years from the date they are granted.

    (c) Transfer to Related Corporation. In the event that an officer, director or employee leaves the employ of the Company to become an officer, director or employee of any Subsidiary, or an officer, director or employee ceases to serve as an officer or director or leaves the employ of a Subsidiary to become an officer, director or employee of the Company or another Subsidiary, such officer, director or employee shall be deemed to continue as an officer, director or employee for all purposes of this Plan.

    (d) Other Termination. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of the Company, a Parent or a Subsidiary, or a nonemployee ceases to provide services to the Company, of his own volition, or if his relationship with the Company, a Parent or a Subsidiary is terminated by the Company for cause, his options shall terminate at the earlier of the date his employment terminates or he ceases providing services to the Company, a Parent or a Subsidiary, or the date he receives written notice that his employment or rendering of services is or will be terminated.

  8. Acceleration upon Termination or Sale of Company. The Committee may determine to accelerate the exercisability of any or all options after termination of employment. In the event the Parent or its stockholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Parent by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, an option granted under the Plan will, in the discretion of the Committee, if so authorized by the Board of Directors and conditioned upon consummation of such disposition of assets or stock, become immediately exercisable during the period commencing as of the date of the execution of such agreement and ending as of the earlier of the stated termination date of the option or the date on which the disposition of assets or stock contemplated by the agreement is consummated.

  9. Adjustment of Shares

    (a) In the event of changes in the outstanding Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Committee), an appropriate adjustment shall be made by the Committee in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares. The determination of the Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Committee. The Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

    (b) Section 9(a) above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of United States Filter Corporation in which United States Filter Corporation is not the surviving or continuing corporation (as determined by the Committee) or in the event of the liquidation or dissolution of United States Filter Corporation, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation.

  10. Securities Law Requirements. The Committee may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of the Committee that all shares of Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

  11. Tax Withholding. The Company may require an optionee to pay to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option granted hereunder.

  12. Amendment. The Board of Directors may amend the Plan at any time, except that without shareholder approval:

    (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9 hereof;

    (b) The option price per share of Stock may not be fixed at less than 100% of the fair market value of a share of Stock on the date the option was granted;

    (c) The maximum period of ten years during which the options may be exercised may not be extended;

    (d) The class of persons eligible to receive options under the Plan as set forth in Section 3 shall not be changed; and

    (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

  13. Termination. The Plan shall terminate automatically on February 27, 2001. The Board of Directors may terminate the Plan at any earlier time. The termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination, but no option shall be granted after such date.

  14. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained on or before February 27, 1992, such options shall terminate retroactively as of the date they were granted.

                                THIRD AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter Corporation 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorized the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, it is desired to amend the Plan to increase the number of shares authorized for option grants under the Plan; and

  WHEREAS, the Plan was last amended September 28, 1992.

  NOW THEREFORE, the Plan is amended effective upon the requisite favorable vote of the stockholders of the Company, as follows:

     I Amend Section 2 by substituting "750,000 shares" for "600,000 shares";
  and

    II In all other respects, the Plan shall continue in full force and effect.

Dated: As of December 8, 1992

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President

                               FOURTH AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter Corporation 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorizes the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, it is desired to amend the Plan to increase the number of shares authorized for option grants under the Plan; and

  WHEREAS, the Plan was last amended December 8, 1992.

  NOW THEREFORE, the Plan is amended effective upon the requisite favorable vote of the stockholders of the Company, as follows:

     I Amend Section 2 by substituting "775,000 Shares" for "750,000 Shares";
  and

    II In all other respects, the Plan shall continue in full force and effect.

Dated: As of June 18, 1993

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President

                                FIFTH AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter Corporation 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorized the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, it is desired to amend the Plan to increase the number of shares authorized for option grants under the Plan; and

  WHEREAS, the Plan was last amended June 18, 1993.

  NOW THEREFORE, the Plan is amended effective upon the requisite favorable vote of the stockholders of the Company, as follows:

     I Amend Section 2 by substituting "975,000 Shares" for "775,000 Shares";
  and

    II In all other respects, the Plan shall continue in full force and effect.

Dated: As of September 15, 1993

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President

                                SIXTH AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter Corporation 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorizes the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, it is desired to amend the Plan to increase the number of shares authorized for option grants under the Plan and to provide for an annual limit on option grants to any individual; and

  WHEREAS, the Plan was last amended September 15, 1993.

  NOW THEREFORE, the Plan is amended effective upon the requisite favorable vote of the stockholders of the Company, as follows:

      I Amend Section III by adding the following sentence at the end of that
  Section:

        "No individual may be granted, in any calendar year, options under the Plan to purchase more than 100,000 shares of Common Stock."

     II Amend Section 4 by substituting "1,225,000 Shares" for "975,000
  Shares";

    III In all other respects, the Plan shall continue in full force and effect.

Dated: As of June 9, 1994

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President

                               SEVENTH AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorizes the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, as a result of the Company's three-for-two split of its common stock in the form of a stock dividend payable on December 5, 1994, it is appropriate to amend the Plan to increase the number of shares authorized for option grants under the Plan and to adjust the annual limit on option grants to any individual; and

  WHEREAS, the Plan was last amended June 9, 1994.

  NOW THEREFORE, the Plan is amended, effective December 5, 1994, as follows:

      I Amend Section 3 by substituting "150,000 shares" for "100,000 shares."

     II Amend Section 4 by substituting "1,837,500 shares" for "1,225,000 shares."

    III In all other respects, the Plan shall continue in full force and effect.

Dated: As of November 7, 1994

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President

                               EIGHTH AMENDMENT
                                      TO
                       UNITED STATES FILTER CORPORATION
                        1991 EMPLOYEE STOCK OPTION PLAN

  WHEREAS, United States Filter Corporation (the "Company") has established the United States Filter 1991 Employee Stock Option Plan (the "Plan");

  WHEREAS, Section 12 of the Plan authorizes the Company's Board of Directors to amend the Plan, except in certain respects not herein applicable;

  WHEREAS, it is desired to amend the Plan to increase the number of shares authorized for option grants under the Plan; and

  WHEREAS, the Plan was last amended November 7, 1994.

  NOW THEREFORE, the Plan is amended as follows:

     I Amend Section 4 by substituting "2,587,500 shares" for "1,837,500 shares";

    II In all other respects, the Plan shall continue in full force and effect.

Dated: As of June 9, 1995

                                          UNITED STATES FILTER CORPORATION

                                          By: /s/ Donald L. Bergmann
                                             -------------------------------
                                                 Donald L. Bergmann
                                                   Vice President